Exhibit 10.74
EXECUTION VERSION

FIRST AMENDMENT
FIRST AMENDMENT, dated as of February 11, 2015 (this “Amendment”), to the Secured Credit Agreement, dated as of November 22, 2013 (as amended, modified, restated and supplemented from time to time, the “Credit Agreement”), among XL GROUP PLC, an Irish public limited company (“XL Group”), XLIT LTD., an exempted company incorporated in the Cayman Islands with limited liability (“XLIT”), X.L. AMERICA, INC., a Delaware corporation (“XL America”), XL INSURANCE (BERMUDA) LTD, a Bermuda limited liability company (“XL Insurance (Bermuda)”), XL RE LTD, a Bermuda limited liability company (“XL Re”), XL RE EUROPE SE (formerly known as XL RE EUROPE PLC), a European company organized under the laws of Ireland (“XL Re Europe”), XL INSURANCE COMPANY SE (formerly known as XL INSURANCE COMPANY PLC), a European company domiciled in the United Kingdom (“XL Insurance”), XL INSURANCE SWITZERLAND LTD, a company limited by shares organized under the laws of Switzerland (“XL Switzerland”), and XL LIFE LTD, a Bermuda company (“XL Life” and together with XL Group, XLIT, XL America, XL Insurance (Bermuda), XL Re, XL Re Europe, XL Insurance and XL Switzerland, each an “Account Party” and collectively, the “Account Parties”; XL Group, XLIT, XL America, XL Insurance (Bermuda), XL Re and XL Life, each a “Guarantor” and collectively the “Guarantors”; the Account Parties and the Guarantors being collectively referred to as the “Obligors”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and THE BANK OF NEW YORK MELLON, as collateral agent.

W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders agreed to make certain extensions of credit to the Account Parties;
WHEREAS, the Account Parties have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS, the Required Lenders are willing to agree to such amendments on the terms set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.  Defined Terms; Rules of Construction. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply herein.
SECTION 2.  Amendments to Credit Agreement.

2.1    References Generally. On and after the First Amendment Effective Date, each reference in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” and words of similar import) shall be deemed to be references to the Credit Agreement as amended hereby.
2.2    Amendments to Section 1.01 (Defined Terms) of the Credit Agreement. (a) The following defined terms shall be inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“First Amendment” means the First Amendment, dated as of February 11, 2015, to this Agreement among the Obligors, the Administrative Agent and the Lenders party thereto.”
“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment, which date is, for the avoidance of doubt, February 11, 2015.”
(b)    The definition of “Lien” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end thereof:
“(it being understood that any deposit, cash advance or escrow account established in connection with financing the acquisition by XL Group (or a Subsidiary of XL Group) of Catlin Group Limited and its Subsidiaries, shall be excluded from this definition).”

2.3    Amendment to Section 7.02 (Dispositions) of the Credit Agreement. Clause (a) of Section 7.02 of the Credit Agreement is hereby amended by: inserting “(i)” before “current assets” and inserting the following at the end thereof:
“, (ii) investments in Affiliates (which are not Subsidiaries) such as closed end funds, limited partnerships, limited liability companies and similar investment vehicles, including funds managed by investment manager Affiliates, that, in each case, are accounted for under the equity method of accounting or (iii) equity interests in investment funds and limited partnerships and unrated tranches of collateralized debt obligations for which an Account Party or its Subsidiary does not have sufficient rights of ownership to follow the equity method of accounting and other investments that may be classified as “Other Investments” on the balance sheet of XL Group and its consolidated Subsidiaries.”
2.4    Amendment to Section 7.03 (Liens) of the Credit Agreement. Clause (c) of Section 7.03 of the Credit Agreement is hereby amended and restated as follows:
“(c)    Liens existing on the date hereof listed in Part B of Schedule II and Liens existing on the First Amendment Effective Date or, as expressly specified therein, incurred after the First Amendment Effective Date and, in each case, listed in Part D of Schedule II (and, in each case, extension, renewal and replacement Liens upon the same property, provided that the principal amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing);”
2.5    Amendments to Section 7.07 (Indebtedness) of the Credit Agreement. (a) Clause (c) of Section 7.07 of the Credit Agreement is hereby amended and restated as follows:
“(c)    other Indebtedness existing on the date hereof described in Part A of Schedule II and other Indebtedness existing on the First Amendment Effective Date described in Part C of Schedule II (and, in each case, extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof);”
(b)    Section 7.07 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (f) thereof, (ii) deleting “.” and inserting “; and” at the end of clause (g) thereof and (iii) inserting the following as a new clause (h) at the end thereof:
“(h)     Indebtedness owed by XL Group to any of its Subsidiaries or Indebtedness owed by any Subsidiary to XL Group or any other Subsidiary.”
2.6    Amendments to Schedules to the Credit Agreement. Schedule II to the Credit Agreement is hereby amended by inserting Exhibit A hereto as Part C and Part D of Schedule II, respectively.
SECTION 3.  Conditions to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:
(a)    Amendment. The Administrative Agent shall have received a counterpart of this Amendment, in each case executed and delivered by a duly authorized officer of each of the Obligors, the Administrative Agent and Lenders constituting the Required Lenders.

(b)    Payment of Fees, Expenses. XL Group shall have paid all fees and expenses as required pursuant to Section 4 of this Amendment or otherwise in connection with this Amendment to the extent invoiced at least one Business Day prior to the First Amendment Effective Date.
(c)    Representations and Warranties. The representations and warranties set forth in Section 5 of this Amendment shall be true and correct.
(d)    No Defaults. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date, after giving effect to this Amendment.
SECTION 4.  Payment of Fees and Expenses. The Obligors agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the documented reasonable fees, charges and disbursements of counsel to the Administrative Agent.
SECTION 5.  Representations and Warranties. The Obligors hereby represent and warrant that (a) each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Credit Documents shall be, both immediately before and after giving effect to this Amendment, true and correct in all material respects as if made on and as of the First Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), (b) both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (c) this Amendment has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, examination or similar laws of general applicability affecting the enforcement of creditors’ rights and (y) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT SHALL EFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 7.  Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Obligors that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect and each of the Obligors agrees, with respect to each Credit Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Credit Document, as amended hereby, including guarantees, shall remain in full force and effect. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents. This Amendment may not be amended nor may any provision hereof be waived, amended or modified except in writing signed by the Obligors, the Administrative Agent and the Required Lenders.
(b)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.      Integration. This Amendment and the other Credit Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
SECTION 9.      Severability. To the fullest extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
XL GROUP PLC,
as an Account Party and a Guarantor

By_/s/_ Peter Porrino ___________
Name: Peter Porrino
Title: EVP + CFO

U.S. Federal Tax Identification No.: 98-0665416

XLIT LTD.,
as an Account Party and a Guarantor

By_/s/_ Peter Porrino ___________
Name: Peter Porrino
Title: Director

U.S. Federal Tax Identification No.: 98-0191089

X.L. AMERICA, INC.,
as an Account Party and a Guarantor

By_/s/ Richard G. McCarty________________________
Name: Richard G. McCarty
Title: Senior Vice President, General Counsel and
     Secretary

U.S. Federal Tax Identification No.: 06-1516268

[First Amendment to Secured Credit Agreement - Signature Page]

XL INSURANCE (BERMUDA) LTD,
as an Account Party and a Guarantor

By__/s/ C. Stanley Lee___________
Name: C. Stanley Lee
Title: Director

U.S. Federal Tax Identification No.: 98-0354869

XL RE LTD,
as an Account Party and a Guarantor

By_/s/ Mark Twite_______________
Name: Mark Twite
Title: Director

U.S. Federal Tax Identification No.: 98-0351953

XL RE EUROPE SE,
as an Account Party

By_/s/ Alexandre Barrage___________
Name: Alexandre Barrage
Title: Chief Financial Officer

U.S. Federal Tax Identification No.: 30-0479679

[First Amendment to Secured Credit Agreement - Signature Page]

XL INSURANCE COMPANY SE,
as an Account Party

By__/s/ Graham Brady _______
Name: Graham Brady
Title: Company Secretary

U.S. Federal Tax Identification No.: 30-0479685

XL INSURANCE SWITZERLAND LTD,
as an Account Party

By_/s/ Bruno Lanzlinger_______
Name: Bruno Lanzlinger
Title: Chief Executive Officer

By_/s/ Wouter Mortiz__________
Name: Wouter Moritz
Title: CFO

U.S. Federal Tax Identification No.: 30-0479676

XL LIFE LTD,
as an Account Party and a Guarantor

By_/s/ Mark Twite_______________
Name: Mark Twite
Title: Director

U.S. Federal Tax Identification No.: 98-0228561

[First Amendment to Secured Credit Agreement - Signature Page]

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:    /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

[First Amendment to Secured Credit Agreement - Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH

By /s/ John S. McGill
Name: John S. McGill
Title: Director

By /s/ Virginia Consenza
Name: Virginia Consenza
Title: Director

[First Amendment to Secured Credit Agreement - Signature Page]

THE ROYAL BANK OF SCOTLAND PLC

By:    /s/ Karen Beatty
Name: Karen Beatty
Title: Director

[First Amendment to Secured Credit Agreement - Signature Page]

Barclays Bank Plc

By:/s/ Alicia Borys
Name: Alica Borys
Title: Vice President

[First Amendment to Secured Credit Agreement - Signature Page]

CREDIT AGRICOLE CORPORATE &
INVESTMENT BANK

By:    /s/ Jorge Fries
Name: Jorge Fries
Title: Managing Director

By:    /s/ Gordon Yip
Name: Gordon Yip
Title: Director

[First Amendment to Secured Credit Agreement - Signature Page]

GOLDMAN SACHS BANK USA

By:    /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[First Amendment to Secured Credit Agreement - Signature Page]

HSBC Bank, USA, National Association

By:    /s/ Richard Herder
Name: Richard Herder
Title: Managing Director

[First Amendment to Secured Credit Agreement - Signature Page]

ING BANK N.V., London Branch

By:    /s/ M Green
Name: M Green
Title: Director

By:    /s/ M E R Sharman
Name: M E R Sharman
Title: Managing Director

[First Amendment to Secured Credit Agreement - Signature Page]

Lloyds Bank

By:    /s/ Leah Gorospe
Name: Leah Gorospe
Title: Assistant Manager Banking Operations
Category A G004

By:    /s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President M040

[First Amendment to Secured Credit Agreement - Signature Page]

THE BANK OF NY MELLON

By:    /s/ Michael Pensari
Name: Michael Pensari
Title: Managing Director

[First Amendment to Secured Credit Agreement - Signature Page]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/ Glenn Schuermann
Name: Glenn Schuermann
Title: Director

[First Amendment to Secured Credit Agreement - Signature Page]

BNP Paribas

By:    /s/ Nair P. Raghu
Name: Nair P. Raghu
Title: Vice President

By:    /s/ Laurent Vanderzyppe
Name: Laurent Vanderzyppe
Title: Managing Director

[First Amendment to Secured Credit Agreement - Signature Page]

Commerzbank AG, New York Branch

By:    /s/ Paul Vedova
Name: Paul Vedova
Title: Vice President

By: /s/ Barry S. Felgenbavm
Name: Barry S. Felgenbavm
Title: Managing Director

[First Amendment to Secured Credit Agreement - Signature Page]

Morgan Stanley Bank, N.A. as lender

By:    Harry Cominellis
Name: Harry Comninellis
Title: Authorized Signatory

[First Amendment to Secured Credit Agreement - Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Grainne Pergolini
Name: Grainne Pergolini
Title: Director

[First Amendment to Secured Credit Agreement - Signature Page]

EXHIBIT A
SCHEDULE II
Part C

1.
Amended and Restated Pledge Agreement dated as of December 19, 2014, as made by XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee which amends and restates the Pledge Agreement dated November 11, 2009 between the parties.

2.
Amended and Restated Pledge Agreement dated as of December 19, 2014, as made by XL Investments Ltd, XL Re Ltd and XL Insurance (Bermuda) Ltd as grantors and in favour of Citibank, N.A which amends and restates the Pledge Agreement dated December 18, 2001 between the parties.

3.
2.30% Senior Notes due December 15, 2018, under the Second Supplemental Indenture, dated November 21, 2013, to the Indenture dated September 30, 2011 among XL Group plc, XL Group Ltd. (n/k/a XLIT Ltd.) and Wells Fargo Bank, National Association, as Trustee.

4.
5.25% Senior Notes due December 15, 2043, under the Second Supplemental Indenture, dated November 21, 2013, to the Indenture dated September 30, 2011 among XL Group plc, XL Group Ltd. (n/k/a XLIT Ltd.) and Wells Fargo Bank, National Association, as Trustee.

5.	Credit Facility Agreement dated December 30, 2014 between XL Insurance (Bermuda) Ltd and ING Bank N.V., London Branch.

6.
Facility and Fee Letter dated December 30, 2014 from Citibank Europe plc to XL Insurance (Bermuda) Ltd relating to the Insurance Letter of Credit – Master Agreement, dated 11 November 2009, between XL Insurance (Bermuda) Ltd and Citibank Europe PLC.

Part D

1.	Floating Charge dated August 1, 2011 by XL Insurance (Bermuda) Ltd in Favour of XL Insurance Company Limited.

2.
Floating Charge to be entered into by XL Insurance (Bermuda) Ltd in Favour of XL Insurance Company Limited replacing the Floating Charge, dated December 31, 2010 and the Floating Charge dated August 1, 2011.